FIRSTAR SELECT REIT-PLUS FUND

                       Supplement Dated September 25, 2000
                       to Prospectus Dated August 1, 2000

         At a meeting held on August 15, 2000, the Board of Trustees of the Firstar Select Trust (the "Trust") approved an Agreement and Plan of Reorganization between the Trust and Firstar Funds, Inc. ("Firstar Funds"). The Agreement and Plan of Reorganization, which provides for the reorganization of the Firstar Select REIT-Plus Fund (the "Fund") into Firstar Funds, will also be submitted to a vote of the Shareholders of the Trust at a meeting to be held on or about November 8, 2000. If the Agreement and Plan of Reorganization is approved by shareholders, and certain other conditions are satisfied, the assets and liabilities of the Fund will be transferred to a similar portfolio of Firstar Funds, and the shareholders of the Fund will become shareholders of the similar portfolio of Firstar Funds. A proxy statement with respect to the proposed reorganization will be mailed to shareholders in advance of the meeting. If the Agreement and Plan of Reorganization is approved by shareholders, it is expected that the reorganization will occur in mid to late November 2000.